LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Retirement Income Fund Supplement dated March 9, 2022 to the Prospectus Dated May 1, 2021
This Supplement updates certain information in the Prospectus for the LVIP JPMorgan Retirement Income Fund (the “Fund”). You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
Effective April 1, 2022, the Fund’s Prospectus is amended as follows:

1.	The fee and expense table under the section Summary – Fees and Expenses on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)[2]	0.31%	0.31%
Total Annual Fund Operating Expenses (including AFFE)[3]	1.14%	1.39%
Less Fee Waiver and Expense Reimbursement[4,5]	0.45%	0.45%
Total Annual Fund Operating Expense (After Fee Waiver and Expense Reimbursement)	0.69%	0.94%

[1]	Other Expenses is based on estimated amounts for the current fiscal year.

[2]	AFFE is based on estimated amounts for the current fiscal year.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

[4]
Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding “AFFE”) exceed 0.38% of the Fund’s average daily net assets for the Standard Class (and 0.63% for Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The fee waiver agreement and expense limitation agreements will continue through at least April 30, 2023. and cannot be terminated before the aforementioned dates without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

[5]	The Fee and Expense table has been restated to reflect the current fee waiver and expense limitation, both effective April 1, 2022.

2.	The example table under the section Summary – Example on page 2 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 years	5 years	10 years
Standard Class	$70	$318	$584	$1,346
Service Class	$96	$396	$718	$1,630

3.	The information under Summary – Principal Investment Strategies on pages 2 and 3 of the Prospectus is deleted in its entirety and replaced with the following:
J.P. Morgan Investment Management Inc. (the “Sub‑Adviser”) serves as the Fund’s sub‑adviser. The Sub‑Adviser is responsible for the day‑to‑day management of the Fund’s assets.
The Fund is a “fund of funds” that invests in underlying J.P. Morgan Funds (the “Underlying Funds”), and generally is intended for investors who are retired or about to retire. The Fund is designed to provide exposure to a variety of asset classes through investments in Underlying Funds, with an emphasis on fixed income Underlying Funds over equity Underlying Funds and other funds. The Fund normally invests approximately 55% of its assets in fixed income, 40% of its assets in equity, and 5% of its assets in money market funds, cash and cash equivalents. However, the Fund’s strategic target allocations among various asset and sub‑asset classes may include:

•	Fixed Income (sub‑asset classes: U.S. fixed income, inflation-indexed, high yield, convertible, and emerging markets debt);

•	Equity (sub‑asset classes: U.S. large cap equity, U.S. small/mid cap equity, real estate investment trusts (REITs), international equity, and emerging markets equity);

•	Money Market/Cash and Cash Equivalents; and

•	Commodities.
The Fund’s allocations may differ over time due to changes to strategic target allocations and/or due to tactical allocation changes by the Sub‑Adviser. In establishing the Fund’s strategic target allocations, the Sub‑Adviser focuses on asset classes and Underlying Funds that the Sub‑Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Sub‑Adviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds and direct investments, including derivatives.
The Sub‑Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub‑asset classes or, among other things, adding or removing asset and sub‑asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 15% for equity, and +/- 15% for money market/cash and cash equivalents. The Sub‑Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.
As a result of the Sub‑Adviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to Underlying Funds and investments is available in the Fund’s shareholder reports.
In addition to investing in Underlying Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in Underlying Funds.
The Sub‑Adviser seeks to assess the risks presented by certain environmental, social and governance factors (“ESG risks”). The Sub- Adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund.

4.
The information under Additional Information About the Fund – Investment Objective and Principal Investment Strategies on pages 7 and 8 of the Prospectus is deleted in its entirety and replaced with the following:

The investment objective of the Fund is to seek to provide current income and some capital appreciation. The objective is non‑ fundamental and may be changed without shareholder approval.
J.P. Morgan Investment Management Inc. (the “Sub‑Adviser”) serves as the Fund’s sub‑adviser. The Sub‑Adviser is responsible for the day‑to‑day management of the Fund’s assets.
The Fund is a “fund of funds.” The Fund’s investment strategy is to invest in a diversified group of underlying J.P. Morgan Funds). The Fund is designed to provide exposure to a variety of asset classes including U.S. large‑cap, mid‑cap, and small‑cap equities, real estate investment trusts (“REITs”), international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield (such as “junk” bonds and loans), convertible debt, market neutral strategies, commodities and money market instruments.
The Fund attempts to take advantage of the most attractive types of investments by focusing on securities that the Sub‑Adviser believes would outperform the Fund’s benchmarks and peer group over the long term. Exposure and diversification to such asset classes is achieved primarily by investing in underlying J.P. Morgan Funds (the “Underlying Funds”) as well as by investing directly in securities and other financial instruments, including derivatives. In connection with its main investment strategies, the Fund may use futures, including exchange-traded futures. The

Fund is also permitted to use other derivatives, including, but not limited to, options and swaps. Under certain market conditions, the use of derivatives could be significant. For example, the Sub‑Adviser may increase the usage of derivatives to “equitize” inflows or outflows of cash received into or paid out of the Fund, to invest in eligible asset classes with greater efficiency than investments in Underlying Funds, or under other conditions in which the Sub‑Adviser determines that the increased use of derivatives may be beneficial to the Fund, including managing duration or implementing overweights or underweights to particular markets or sectors based on, among other things, its current market outlook or specific market events.
The Fund may invest in one or more of the Underlying Funds in a sub‑asset class in an amount equal to the strategic target allocation percentage plus the tactical allocation percentage for the applicable sub‑asset class. For example, the Fund may invest up to 27.5% of its assets in a single U.S. large cap equity fund, which represents the 17.5% strategic target allocation to U.S. large cap equity funds and the permitted 10% tactical allocation for that asset class, or may invest up to 27.5% across multiple U.S. large cap equity funds.
The Sub‑Adviser seeks to assess the risks presented by certain environmental, social and governance factors (“ESG risks”). The Sub- Adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund.
The Fund is designed for investors who are retired or expect to retire soon.
Strategic Target Allocations. The strategic target allocations for the Fund are approximately 55% fixed income, 40% equity and 5% in money market funds, cash and cash equivalents. However, the Fund’s strategic target allocations among various asset and sub‑asset classes may include:

•	Fixed Income (sub‑asset classes: U.S. fixed income, inflation-indexed, high yield, convertible, and emerging markets debt);

•	Equity (sub‑asset classes: U.S. large cap equity, U.S. small/mid cap equity, real estate investment trusts (REITs), international equity, and emerging markets equity);

•	Money Market/Cash and Cash Equivalents; and

•	Commodities.
The Fund’s actual allocation may be different from the Fund’s strategic target allocations by +/- 5%. The Fund’s allocations may differ over time due to changes in strategic target allocations and/or due to tactical allocation changes by the Sub‑Adviser. In establishing the Fund’s strategic target allocations, the Sub‑Adviser focuses on asset classes and Underlying Funds that the Sub‑Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The Sub‑Adviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds and direct investments, including derivatives. For example, the Sub‑Adviser may over- weight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events, and the Sub‑Adviser will regularly review its tactical allocations to determine whether to maintain such positions.
The Sub‑Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub‑asset classes or, among other things, adding or removing asset and sub‑asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 15% for equity, and +/- 15% for money market/cash and cash equivalents. The Sub‑Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion. As a result of the Sub‑Adviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to Underlying Funds and investments is available in the Fund’s shareholder reports.
Direct Investments in Securities and Financial Instruments. The Fund invests in J.P. Morgan Funds and cash and cash equivalents. The Fund, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities including exchange-traded funds, and other financial instruments, such as futures, swaps, exchange-traded notes and other derivatives, in lieu of the Underlying Funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. While not part of its principal investment strategies, the Fund may also use futures and other derivatives for interest rate risk management to adjust the duration position of Fund. Futures and other derivatives used for this purpose are not subject to or included as part of the Fund’s stated fixed income ranges.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

5.	The following supplements the information under Management and Organization on page 12 of the Prospectus is deleted in its entirety and replaced with the following:
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager‑of‑managers” structure. This structure allows LIAC (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub‑adviser or additional sub‑advisers for the Fund; (ii) terminate an existing sub‑adviser and/or replace a sub‑adviser; (iii) enter into new sub‑advisory agreements and/or modify the terms of any existing sub‑advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LIAC and one or more sub‑advisers. (The order does not apply to the hiring of a sub‑adviser that is an affiliate of LIAC.) If a new subadviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub‑adviser within 90 days of hiring. LIAC has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub‑adviser’s performance and to recommend the hiring, termination and replacement of a sub‑adviser.
PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS